AMOUNTS COMMITTED ON ASSETS’ ACQUISITION	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about business combination [abstract]
AMOUNTS COMMITTED ON ASSETS’ ACQUISITION	AMOUNTS COMMITTED ON ASSETS’ ACQUISITION
As of June 30, 2024, amounts committed to acquisitions consist of contractual obligations resulting from acquisitions of intangible assets from third parties (see Note 7).

As of June 30, 2024, the fixed consideration payable related to the acquisition of the Freebets.com Assets amounted to $17.1 million, inclusive of the $10.0 million payment due October 1 2024, and net of $20 million cash settled at closing. The aggregate consideration was and is expected to be financed by the Company’s available cash, utilization of borrowings under available credit facilities and operating cash flows.

The contingent consideration related to the Freebets.com Assets is capped at a maximum of $5.0 million, subject to revenue performance of the Freebets.com Assets during the remainder of 2024. If the Freebets.com Assets generate less than 75% of a target revenue amount from April 1, 2024 to December 31, 2024, then no additional amount is required to be paid to the sellers. If the Freebets.com Assets generate between 75% and 100% of such target revenue amount, then the sellers will be entitled to receive additional consideration on the one-year anniversary date, or April 1, 2025, between $0 and $5.0 million on a linear scale based on such additional revenue generated. Management’s best estimate of the contingent consideration for these assets as of June 30, 2024 amounted to $1.3 million, which was computed based on revenue expectation and utilized the following assumptions as part of the option approach methodology: (i) risk-neutral probability of achieving threshold of 70%, (ii) risk-neutral probability of achieving target revenue of 4%, (iii) revenue volatility of 27.60%, (iv) revenue market price of risk adjustment of 9.10%, and (iii) discount rate of 11.04%.

As of December 31, 2023, deferred consideration of $18,811 related to the Group’s 2022 business combinations. There was no contingent consideration payable as of December 31, 2023. Refer to Note 5 of the consolidated financial statements for the year ended December 31, 2023 filed on March 21, 2024 for a description of the contingent and deferred consideration associated with the Group’s business acquisitions of RotoWire and BonusFinder.

Sensitivity analysis on contingent consideration

Reasonably possible changes at the reporting date to one of the significant unobservable inputs, holding other inputs constant, would have the following effects on the fair value of continent consideration:

	Intangible assets
	Increase	Decrease
Contingent consideration
June 30, 2024
Expected cash flows (10% movement)	700	(600)

Changes in other unobservable inputs do not result in a significantly higher or lower fair value of contingent consideration.